Exchange Traded Concepts Trust

Bitwise Crypto Industry Innovators ETF

Summary Prospectus | August 1, 2023

Principal Listing Exchange for the Fund: NYSE Arca, Inc. | (Ticker Symbol: BITQ)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://bitqetf.com/materials. You can also get this information at no cost by calling 833-365-2487, by sending an e-mail request to BITQETF@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated August 1, 2023, as each may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Bitwise Crypto Industry Innovators ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Bitwise Crypto Innovators 30 Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. For the fiscal year ended March 31, 2023, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in securities comprising the Index and in depositary receipts representing securities of the Index. The Index was designed by Bitwise Index Services, LLC (the “Index Sponsor”) to measure the performance of companies involved in servicing the cryptocurrency markets, including crypto mining firms, crypto mining equipment suppliers, crypto financial services companies, or other financial institutions servicing primarily crypto-related clientele (i.e., the crypto ecosystem). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of Crypto Innovators, as defined below.

In constructing the Index, the Index Sponsor identifies a two-tiered universe of companies as follows:

1)	Tier 1 Companies (“Crypto Innovators”). Companies that: (a) derive more than 75% of their revenue directly from the crypto ecosystem; or (b) have more than 75% of their net assets accounted for by direct holdings of bitcoin, ether, or another liquid crypto asset and, in either case, are not involved in bankruptcy proceedings. Crypto Innovators will make up 85% of the Index at the time of each rebalance.

2)	Tier 2 Companies. Companies that are not classified as Crypto Innovators, have a market capitalization of at least $10 billion, and either: (a) have a significant dedicated business initiative explicitly focused on the crypto ecosystem that is reported in at least one of the company’s official quarterly or annual filings from the past 12 months, including initiatives involving the purchase, sale, development, custody, mining, trading, transacting in, processing transactions with, or holding of crypto assets or derivative instruments that track the value of crypto assets; or (b) hold at least $100 million of bitcoin, ether, or another liquid crypto asset as a balance sheet asset. Tier 2 Companies will make up 15% of the Index at the time of each rebalance.

Companies identified as part of the universe described above are then subject to certain eligibility criteria, including that the company’s shares be listed on an eligible stock exchange, as determined by the Index Sponsor. Companies are also screened for size (companies must have a minimum market capitalization of at least $100 million at the time of initial inclusion), liquidity (shares must have a 3-month average daily traded value of at least $1 million), and free float (shares must have a free float, which refers to the portion of shares publicly available for purchase on the secondary market, of at least 10%). Shares of common stock, units, tracking stocks, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are eligible for inclusion in the Index. Where securities of eligible companies have multiple share classes listed on major exchanges, the most liquid share class is included as determined by the average daily traded value for the sixth month period preceding the date companies are screened for inclusion. The Index may include securities of non-U.S. issuers (including emerging market issuers), China A-shares (which are shares of mainland China-based companies that trade on the Chinese stock exchanges), and securities issued in an initial public offering (“IPO”). The Index may include companies that only have indirect involvement in the crypto ecosystem.

After applying the above screening criteria, the Index comprises the top 20 Crypto Innovators and the top 10 Tier 2 Companies, in each case selected by market capitalization. Crypto Innovators are weighted according to free float-adjusted market capitalization and Tier 2 Companies are equally weighted. For all companies included in the Index, the exposure to the securities of any single issuer is limited to 10%. The Index is reconstituted and rebalanced on a quarterly basis. If, in between quarterly rebalances, the cumulative weight of Crypto Innovators falls below 80% of the Index, the Index Sponsor will implement a special rebalance to restore the cumulative weight of Crypto Innovators to be 85% of the Index. As of July 3, 2023, the Index comprised 27 component securities with an average market capitalization of $47.17 billion.

The Fund will not invest in crypto assets directly or through the use of derivatives. The Fund also will not invest in initial coin offerings. The Fund may, however, have indirect exposure to crypto assets by virtue of its investments in companies that use one or more crypto assets as part of their business activities or that hold crypto assets as proprietary investments. Because the Fund will not invest directly in any cryptocurrency, it will not track price movements of any cryptocurrency.

The Fund employs a “passive management” investment strategy designed to track the performance of the Index. Exchange Traded Concepts, LLC (the “Adviser”) generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may invest up to 20% of its total assets in investments that are not included in the Index, but that the Adviser believes will help the Fund track the performance of the Index.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of July 3, 2023, the Index was concentrated in the Software Industry. In addition, in replicating the Index, the Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more sectors. As of July 3, 2023, a significant portion of the Index consisted of companies in the Information Technology Sector and Financials Sector.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

China A-Shares Investment Risk. The liquidity of the A-shares market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of other markets because the Chinese government restricts the flow of capital into and out of the A-shares market. The Fund may experience losses due to illiquidity of the Chinese securities markets or delay or disruption in execution or settlement of trades. The Fund’s investments in A-shares may become subject to frequent and widespread trading halts.

In addition, Stock Connect, which is a securities trading and clearing link between the Shanghai Stock Exchange, the Shenzhen Stock Exchange, and the Hong Kong Stock Exchange, only operates on days when the Chinese and Hong Kong stock markets are each open for trading and when banks in each market are open on the corresponding settlement days. The Fund may purchase and sell A-shares through Stock Connect only on days when Stock Connect and U.S. markets are open for trading. Therefore, if it is a normal trading day for the Chinese market but Hong Kong and/or U.S. markets are closed, the Fund will not be able to trade any A-shares. The Fund may be subject to the risk of price fluctuations in A-shares on such days. The Fund is also subject to the risk that it will not be able to buy or sell A-shares in a timely manner on days when the U.S. markets are open but Stock Connect is not.

An investment in A-shares subjects the Fund to the risks associated with investing in Chinese issuers. Chinese issuers may be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. There may be less publicly available and reliable information about Chinese issuers than U.S. issuers. In addition, international trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could result in adverse impact on the Chinese economy and the Chinese issuers of A-shares in which the Fund invests.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Crypto Asset Risk. Certain of the Fund’s investments may be subject to the risks associated with investing in crypto assets, including cryptocurrencies and crypto tokens. Such companies may be subject to the risk that the technology that facilitates the transfer of a cryptocurrency could fail or be affected by connectivity disruptions, fraud, or cyber attacks; that because crypto assets are a new technological innovation with a limited history, they are highly speculative assets; that future regulatory actions or policies may limit the ability to sell, exchange or use a crypto asset; that the price of a crypto asset may be impacted by the transactions of a small number of holders of such crypto asset; and that a crypto asset will decline in popularity, acceptance or use, thereby impairing its price.

Crypto Innovators Risk. The technology relating to crypto assets is new and developing. Companies that use crypto asset technology operate both directly in employing the technology, and by providing infrastructure, solutions and transactional markets for the crypto ecosystem. Currently, there are a limited number of publicly listed or quoted companies for which crypto asset technology represents an attributable and significant revenue stream and, as a result, the Index may include companies that only have indirect involvement in the crypto ecosystem. The use of crypto asset technology may not expand to a larger number of public companies due to friction relating to adoption or the failure of the technologies to realize economic incentives for their use.

An investment in companies actively engaged in crypto asset technology may be subject to the following risks:

•	Crypto asset technology is new and many of its uses may be untested.

•	The companies may not capitalize on crypto asset technology innovation or may be unable to develop uses or applications for such technologies.

•	Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to the crypto ecosystem and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business.

•	Use of crypto asset technology requires public private key cryptography, which may expose a user to losses relating to theft, loss, or destruction and which exposes companies using such technology to enhanced cybersecurity risks.

•	Competing crypto asset technologies may be developed that compete with the technologies selected by a company.

•	Although much of the crypto ecosystem relies on open source development and licensing, companies using crypto asset technology may be subject to conflicting intellectual property claims or licenses that limits the use of a selected crypto asset technology.

•	Crypto asset markets are relatively nascent, are not regulated in a manner similar to U.S. equities markets, have variable liquidity and may be subject to manipulation.

•	Crypto asset systems, including those built using third party products, may be subject to technical defects or vulnerabilities, and such defects or vulnerabilities may not be capable of being cured.

Currency Exchange Rate Risk. To the extent the Fund invests in securities denominated in non U.S. currencies, changes in currency exchange rates and the relative value of non U.S. currencies will affect the value of the Fund’s investment and the value of your shares. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. Such events may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity and could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed.

Depositary Receipt Risk. Depositary receipts such as ADRs and GDRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

Emerging Markets Securities Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of the Fund’s portfolio holdings trade in markets that are closed when the Fund’s market is open, there may be valuation differences that could lead to differences between the Fund’s market price and the value of the Fund’s portfolio holdings.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Geopolitical Risk. Some countries and regions in which the Fund invests may have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Industry Concentration Risk.  Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries. The list below is not a comprehensive list of the industries to which the Fund may have exposure over time and should not be relied on as such. As of July 3, 2023, the Index was concentrated in the Software Industry.

Software Industry Risk. The Fund currently expects to invest a significant portion of its assets in the software industry within the information technology sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this industry. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs.

Issuer-Specific Risk. Fund performance depends on the performance of the issuers to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies or the market as a whole. The securities of large-capitalization companies may also be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an exchange-traded fund (“ETF”), only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, shares of the Fund may trade at a material discount to NAV, possibly face delisting, and may experience wider bid-ask spreads: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Risk. The market price of an investment could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of an investment also may decline because of factors that affect a particular industry or industries such as labor shortages, increased production costs, and competitive conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific investments. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Methodology Risk. The Fund seeks to track the performance of stocks of companies selected using a methodology developed by the Index Sponsor. No assurance can be given that companies selected according to the methodology will outperform stocks of other companies. Moreover, there is no guarantee that the methodology will generate or produce the intended results.

New Fund Risk. A new fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate. The Fund may be liquidated by the Board of Trustees (the “Board”) without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

Non-Diversification Risk. The Fund is non-diversified under the 1940 Act, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Passive Investment Risk. The Fund is not actively managed and, therefore, the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling the security is otherwise required upon a rebalancing of the Index.

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors. While the Fund’s sector exposure is expected to vary over time based on the composition of the Index, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the Fund may have exposure over time and should not be relied on as such. As of July 3, 2023, a significant portion of the Index consisted of companies in the Financials Sector and Information Technology Sector.

Financials Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.

Information Technology Sector Risk. The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, the loss of patent, copyright and trademark protections, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies may also be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Small- and Mid-Capitalization Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Trading Risk. Shares of the Fund may trade on the NYSE Arca, Inc. (the “Exchange”) above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. In such a circumstance, the Fund’s shares could trade at a premium or discount to their NAV.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual total returns of the Index and the S&P 500® Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.bitqetf.com or by calling toll-free 833-365-2487.

Annual Total Returns as of 12/31*

*The performance information shown above is based on a calendar year. The Fund’s year-to-date return as of June 30, 2023 was 135.48%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	15.68%	Q3/2022
Lowest Return	-67.94%	Q2/2022

Average Annual Total Returns for the Periods Ended December 31, 2022

Bitwise Crypto Innovators ETF	1 Year	Since Inception (05-11-2021)
Return Before Taxes	-83.78%	-69.54%
Return After Taxes on Distributions	-83.78%	-69.76%
Return After Taxes on Distributions and Sale of Fund Shares	-49.60%	-47.37%
Bitwise Crypto Innovators 30 Index (reflects no deduction for fees, expenses, or taxes)	-83.93%	-69.61%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	-18.11%	-3.16%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

Investment Adviser

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Andrew Serowik, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2021.

Todd Alberico, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2021.

Gabriel Tan, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2021.

Brian Cooper, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since 2022.

Purchase and Sale of Fund Shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions for the Fund are generally conducted in exchange for the deposit or delivery of securities constituting a substantial replication, or a representation, of the securities included in the Index and a specified amount of cash. Individual shares of the Fund may only be purchased and sold in the secondary market through a broker or dealer at a market price. The Fund’s shares are listed on the Exchange. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The price of the Fund’s shares is based on a market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at prices greater than NAV (premium) or less than NAV (discount). When buying or selling shares of the Fund in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.bitqetf.com.

Tax Information

Distributions made by the Fund may be taxable, and will be taxed as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account (“IRA”). In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BIT-SM-001-0300